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                                                                   EXHIBIT 10.16

                                PLEDGE AGREEMENT


    THIS PLEDGE AGREEMENT (this "Pledge Agreement") is entered into as of August 26, 1999 among APPLIED ANALYTICAL INDUSTRIES, INC., a Delaware corporation (the "Borrower"), each of the undersigned domestic subsidiaries of the Borrower (individually a "Guarantor", and collectively the "Guarantors"; together with the Borrower, individually a "Pledgor", and collectively the "Pledgors") and BANK OF AMERICA, N.A., a national banking association (the "Lender").

                                    RECITALS

    A. Pursuant to that certain Loan Agreement, dated December 30, 1996, as amended February 13, 1998 and May 19, 1999 (the "Revolving Credit Agreement"), the Lender has extended revolving credit loans (the "Revolving Loans") to the Borrower in the amount of up to $20,000,000. The Borrower's obligations to the Lender arising under the Revolving Credit Agreement, including without limitation all principal, interest, fees, and other charges in respect of the Revolving Loans, shall be referred to herein as the "Revolving Loan Obligations".

    B. Pursuant to (i) that certain promissory note dated December 31, 1997 made by the Borrower in favor of the Lender in the original principal amount of $2,083,155.00 and having a maturity date of December 31, 2002, and (ii) that certain promissory note dated March 28, 1996 made by the Borrower in favor of the Lender in the original principal amount of $998,000.00 and having a maturity date of December 31, 2000 (collectively, the "Term Notes" and each a "Term Note"; the Lender's advances to or for the benefit of the Borrower as evidenced by the Term Notes shall be referred to as the "Term Loans"). The Borrower's obligations to the Lender arising under the Term Notes, including without limitation all principal, interest, fees and other charges in respect of the Term Loans shall be referred to as the "Term Loan Obligations".

    C. The Lender has also issued, on the application and request of the Borrower as account party, four letters of credit described as follows: (i) letter of credit no. 919888 in the amount of DM 10,000,000 designating Deutsche Bank as the beneficiary and having an expiry date of August 31, 1999 (the "Deutsche Bank Letter of Credit"); (ii) letter of credit no. 919887 in the amount of DM 2,100,000 designating Bayerishe Vereinsbank as the beneficiary and having an expiry date of August 31, 1999 (the "Vereinsbank Letter of Credit");
(iii) letter of credit no. 972664 in the amount of U.S. $279,750 designating North Brunswick II LLC as the beneficiary and having an expiry date of July 31, 2000; and (iv) that certain letter of credit issued by the Lender in connection with certain industrial revenue bond financing of the Borrower (collectively, the "Letters of Credit"). For purposes hereof, "LOC Obligations" shall mean, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under the Letters of Credit, as amended from time to time, plus (ii) the aggregate amount of all drawings under the Letters of Credit honored by the Lender but not therefore reimbursed by the Borrower, and all fees, charges, expenses and related obligations of the Borrower to the Lender arising under the applications for the Letters of Credit, any amendments thereto, or under any documents delivered in connection therewith.


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    D.   The Lender has also enabled the establishment of a lease financing facility in favor of the Borrower pursuant to the terms of (i) that certain Participation Agreement, dated as of October 2, 1998 (the "Participation Agreement"), among the Borrower, First Security Bank, N.A., as Owner Trustee (the "Owner Trustee") under the AAI Realty Trust 1998-1, the lenders and holders identified therein and from time to time party thereto, and NationsBank, N.A. (now known as Bank of America, N.A.) as Agent; (ii) that certain Lease Agreement, dated as of October 2, 1998, between the Owner Trustee as lessor and the Borrower as lessee; (iii) that certain Agency Agreement, dated as of October 2, 1998, between the Borrower as construction agent and the Owner Trustee as lessor; and (iv) each of the other Operative Agreements (as defined in the Participation Agreement), in each case as amended, modified, supplemented, extended or renewed from time to time. The foregoing documents, instruments and agreements shall be referred to collectively as the "TROL Transaction Documents" and the Borrower's obligations thereunder, in any capacity, shall be referred to collectively as the "TROL Obligations". The Revolving Credit Agreement, the Term Notes, the Letters of Credit, and the TROL Transaction Documents shall be referred to collectively as the "Existing Credit Documents".

    E. The Borrower has failed to comply with the financial covenants set forth in Section 6.01(p)(v) of the Revolving Credit Agreement for the fiscal quarter ending June 30, 1999 (the "Existing Default"). The occurrence of the Existing Default under the Revolving Credit Agreement causes a cross-default under the terms of the TROL Transaction Documents and the Term Notes.

    F. The Borrower has requested that (i) the Lender forbear from exercising its remedies with respect to the Existing Default, (ii) that the Lender continue to make available to the Borrower the credit and related facilities established by the Existing Credit Documents, and (iii) that the Lender extend the expiry dates on the Deutsche Bank Letter of Credit and the Vereinsbank Letter of Credit until November 30, 1999. The Lender has agreed to do so upon the terms and subject to the conditions set forth in that certain Amendment and Forbearance Agreement (the "Amendment Agreement") by and between the Borrower and the Lender, dated as of even date herewith, including, without limitation, the Pledgors' execution and delivery of this Pledge Agreement.

    NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Amendment Agreement or in the Amended Credit Documents. For purposes of this Agreement,
(a) the term "Domestic Subsidiary" shall mean each direct and indirect Subsidiary of the Borrower that is incorporated or organized under the laws of any state of the United States or the District of Columbia, whether existing as of the date hereof or hereafter created or acquired; and (b) the term "Foreign Subsidiary" shall mean any direct or indirect Subsidiary of the Borrower that is not a Domestic Subsidiary.

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 2.   Pledge and Grant of Security Interest. To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Pledgor Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Lender, and grants to the Lender, a continuing security interest in any and all right, title and interest of such Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged Collateral"):

         (a) Pledged Shares. (i) 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock of each Domestic Subsidiary set forth on Schedule 2(a) attached hereto and (ii) 65% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of each class of capital stock or other ownership interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) "Voting Equity") and 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of each class of capital stock or other ownership interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) ("Non-Voting Equity") owned by such Pledgor of each Foreign Subsidiary set forth on Schedule 2(a) attached hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the shares of capital stock described in Section 2(b) and 2(c) below, the "Pledged Shares"), including, but not limited to, the following:

            (1) all shares or securities representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

            (2) without affecting the obligations of the Pledgors under any provision prohibiting such action hereunder or under any of the Amended Credit Documents, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger.

        (b) Additional Shares. 100% (or, if less, the full amount owned by such Pledgor) of the issued and outstanding shares of capital stock of any Person which hereafter becomes a Domestic Subsidiary and 65% (or, if less, the full amount owned by such Pledgor) of the Voting Equity and 100% (or, if less, the full amount owned by such Pledgor) of the Non-Voting Equity owned by such Pledgor of any Person which hereafter becomes a Foreign Subsidiary, including, without limitation, the certificates representing such shares (provided, however, that no Person that is a Foreign Subsidiary shall be required to pledge any shares hereunder).

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        (c)   Proceeds. All proceeds and products of the foregoing, however and whenever acquired and in whatever form.

    Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional shares of stock to the Lender as collateral security for the Pledgor Obligations. Upon delivery to the Lender, such additional shares of stock shall be deemed to be part of the Pledged Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional shares.

    3. Security for Pledgor Obligations. The security interest created hereby in the Pledged Collateral of each Pledgor constitutes continuing collateral security for all of the Revolving Loan Obligations, the Term Loan Obligations, the LOC Obligations, and the TROL Obligations, now existing or hereafter arising pursuant to the Existing Credit Documents or the Amended Credit Documents, owing from the Borrower or any other Pledgor to the Lender or any affiliate of the Lender in any capacity, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all obligations and liabilities incurred in connection with collecting and enforcing the foregoing (collectively, the "Pledgor Obligations").

    4.   Delivery of the Pledged Collateral. Each Pledgor hereby agrees that:

         (a) Each Pledgor shall deliver to the Lender (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Pledged Collateral of a Pledgor. Prior to delivery to the Lender, all such certificates and instruments constituting Pledged Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Lender pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.

         (b) Additional Securities. If such Pledgor shall receive by virtue of its being or having been the owner of any Pledged Collateral, any (i) stock certificate, including without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise;
    (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then such Pledgor shall receive such stock certificate, instrument, option, right or distribution in trust for the benefit of the Lender, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Lender in the exact form received together with any

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    necessary endorsement and/or appropriate stock power duly executed in blank, substantially in the form provided in Exhibit 4(a), to be held by the Lender as Pledged Collateral and as further collateral security for the Pledgor Obligations.

         (c) Financing Statements. Each Pledgor shall execute and deliver to the Lender such UCC or other applicable financing statements as may be reasonably requested by the Lender in order to perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor.

    5. Representations and Warranties. Each Pledgor hereby represents and warrants to the Lender that so long as any of the Pledgor Obligations remain outstanding (other than unasserted indemnity claims), or any Amended Credit Document is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated:

         (a) Authorization of Pledged Shares. The Pledged Shares are duly authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

         (b) Title. Each Pledgor has good and indefeasible title to the Pledged Collateral of such Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Permitted Liens. There exists no "adverse claim" within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of North Carolina (the "UCC") with respect to the Pledged Shares of such Pledgor.

         (c) Exercising of Rights. The exercise by the Lender of its rights and remedies hereunder will not violate any law or governmental regulation or any material contractual restriction binding on or affecting a Pledgor or any of its property.

         (d) Pledgor's Authority. No authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Stock is required either (i) for the pledge made by a Pledgor or for the granting of the security interest by a Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Lender of its rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

         (e) Security Interest/Priority. This Pledge Agreement creates a valid security interest in favor of the Lender in the Pledged Collateral. The taking possession by the Lender of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Lender's security interest in the Pledged Shares and, when properly perfected by filing or registration, in all other Pledged Collateral represented by such Pledged Shares

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    and instruments securing the Pledgor Obligations. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

         (f) No Other Shares. No Pledgor owns any shares of stock other than as set forth on Schedule 2(a) attached hereto.

    6. Covenants. Each Pledgor hereby covenants, that so long as any of the Pledgor Obligations remain outstanding (other than unasserted indemnity claims) or any Amended Credit Document is in effect or any Letter of Credit shall remain outstanding, and until all of the Commitments shall have been terminated, such Pledgor shall:

         (a) Books and Records. Mark its books and records (and shall cause the issuer of the Pledged Shares of such Pledgor to mark its books and records) to reflect the security interest granted to the Lender pursuant to this Pledge Agreement.

         (b) Defense of Title. Warrant and defend title to and ownership of the Pledged Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Permitted Liens (as defined in the Security Agreement executed by and among the Pledgors and the Lender as of even date herewith), and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of such Pledgor or any interest therein.

         (c) Further Assurances. Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Lender may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of such Pledgor (including without limitation any and all action necessary to satisfy the Lender that the Lender has obtained a first priority perfected security interest in any capital stock); (ii) enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of such Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Lender, delivering to the Lender irrevocable proxies in respect of the Pledged Collateral of such Pledgor.

         (d) Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Pledged Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of such Pledgor.

         (e) Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of such Pledgor.


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    7.   Advances by Lender. On failure of any Pledgor to perform any of the covenants and agreements contained herein, the Lender may, at its sole option and in its reasonable discretion, perform the same and in so doing may expend such sums as the Lender may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Lender may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 3.01 of the Revolving Credit Agreement. No such performance of any covenant or agreement by the Lender on behalf of any Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgors of any default under the terms of this Pledge Agreement or the other Amended Credit Documents. The Lender may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

    8. Events of Default. The occurrence of an event which under the Revolving Credit Agreement, the Term Notes, or the TROL Transaction Documents shall constitute an Event of Default shall be an Event of Default hereunder (an "Event of Default").

    9.   Remedies.

         (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Lender shall have, in respect of the Pledged Collateral of any Pledgor, in addition to the rights and remedies provided herein, in the Amended Credit Documents, the rights and remedies of a secured party under the UCC or any other applicable law.

         (b) Sale of Pledged Collateral. Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Lender may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Lender may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, the Lender may in such event bid for the purchase of such securities. Each Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by such Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed postage prepaid to such Pledgor in accordance with the notice provisions of the Revolving Credit Agreement at least 10 days before the


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    time of such sale. The Lender shall not be obligated to make any sale of
    Pledged Collateral of such Pledgor regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (c) Private Sale. Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgors recognize that the Lender may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Lender may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or
    (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Lender may, in such event, bid for the purchase of such securities.

         (d) Retention of Pledged Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Lender may, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Pledgor Obligations. Unless and until the Lender shall have provided such notices, however, the Lender shall not be deemed to have retained any Pledged Collateral in satisfaction of any Pledgor Obligations for any reason.

         (e) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate specified in Section 3.01 of the Revolving Credit Agreement, together with the costs of collection and the reasonable fees of any attorneys employed by the Lender to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

    10.  Rights of the Lender.

         (a) Power of Attorney. In addition to other powers of attorney contained herein, each Pledgor hereby designates and appoints the Lender and each of its designees or agents as attorney-in-fact of such Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

            (i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of such Pledgor, all as the Lender may reasonably determine;

            (ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of such Pledgor and enforcing any other right in respect thereof;

            (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Lender may deem reasonably appropriate;

            (iv) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of such Pledgor;

            (v) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Lender or as the Lender shall direct;

            (vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of such Pledgor;

            (vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of such Pledgor;

            (viii) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Lender may deem reasonably appropriate;

            (ix) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Lender may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

            (x) to exchange any of the Pledged Collateral of such Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of such Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Lender may determine;

            (xi) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Shares of such Pledgor into the name of the Lender or into the name of any transferee to whom the Pledged Shares of such Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

            (xii) to do and perform all such other acts and things as the Lender may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of such Pledgor.

This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Pledgor Obligations remain outstanding (other than unasserted indemnity claims), any Amended Credit Document or any Letter of Credit shall remain outstanding and (ii) until all of the Commitments shall have been terminated. The Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Lender in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Lender solely to protect, preserve and realize upon its security interest in Pledged Collateral.

         (b) Performance by the Lender of Pledgor's Obligations. If any Pledgor fails to perform any agreement or obligation contained herein, the Lender itself may perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Lender incurred in connection therewith shall be payable by the Pledgors on a joint and several basis pursuant to Section 13 hereof.

         (c) Assignment by the Lender. The Lender may from time to time assign the Pledgor Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Lender under this Pledge Agreement in relation thereto.

         (d) The Lender's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Lender hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgors shall be responsible for preservation of all rights in the Pledged Collateral of such Pledgor, and the Lender shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgors. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Lender shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         (e)   Voting Rights in Respect of the Pledged Collateral.

            (i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of such Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Amended Credit Documents; and

            (ii) Upon the occurrence and during the continuance of an Event of Default, all rights of a Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon become vested in the Lender which shall then have the sole right to exercise such voting and other consensual rights.

         (f)   Dividend Rights in Respect of the Pledged Collateral.

            (i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, each Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Amended Credit Documents.

            (ii)   Upon the occurrence and during the continuance of an Event of
        Default:

                (A) all rights of a Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon be vested in the Lender which shall then have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                (B) all dividends and interest payments which are received by a Pledgor contrary to the provisions of paragraph (A) of this Section shall be received in trust for the benefit of the Lender, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Lender as Pledged Collateral in the exact form received, to be held by the Lender as Pledged Collateral and as further collateral security for the Pledgor Obligations.

         (g) Release of Pledged Collateral. The Lender may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

    11. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any payments in respect of the Pledgor Obligations and any proceeds of any Pledged Collateral, when received by the Lender in cash or its equivalent, will be applied in reduction of the Pledgor Obligations in the order determined by the Lender in its sole and absolute discretion, and each Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Lender shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Lender's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

    12. Costs of Counsel. At all times hereafter, the Pledgors agree to promptly pay upon demand any and all reasonable costs and expenses of the Lender, (a) as required under the Amended Credit Documents or the Amendment Agreement, and (b) as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral. All of the foregoing costs and expenses shall constitute Pledgor Obligations hereunder.

    13.  Continuing Agreement.

         (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Pledgor Obligations remain outstanding (other than unasserted indemnity claims) or any Amended Credit Document or any Letter of Credit shall remain outstanding, and until all of the Commitments thereunder shall have terminated. Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Lender shall, upon the request and at the expense of the Pledgors, (i) promptly return all certificates representing the Pledged Shares, all other certificates and instruments constituting Pledged Collateral and all instruments of transfer or assignment which have been delivered to the Lender pursuant to this Pledge Agreement and (ii) forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

         (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

    14. Amendments; Waivers; Modifications. This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except in a writing signed by a duly authorized officer of the Lender.

    15. Successors in Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors and permitted assigns; provided, however, that none of the Pledgors may assign its rights or delegate its duties hereunder without the prior written consent of the Lender. To the fullest extent permitted by law, each Pledgor hereby releases the Lender, and its successors and assigns, from any liability for any act or omission relating to this Pledge Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Lender or its officers, employees or agents.

    16. Notices. All notices required or permitted to be given under this Pledge Agreement shall be in conformance with the terms of the Revolving Credit Agreement.

    17. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

    18. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

    19.  Governing Law; Submission to Jurisdiction; Venue.

         (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the courts of the State of North Carolina, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Pledge Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at the address for notices pursuant to the terms of the Revolving Credit Agreement, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Pledgor in any other jurisdiction.

         (b) Each Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

    20. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

    21. Severability. If any provision of any of the Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

    22. Entirety. This Pledge Agreement, Amendment Agreement, the Security Agreement, and the Amended Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, among the parties hereto.

    23. Survival. All representations and warranties of the Pledgors hereunder shall survive the execution and delivery of this Pledge Agreement, the Amendment Agreement, the Amended Credit Documents and the Security Agreement.

    24. Other Security. To the extent that any of the Pledgor Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person, then the Lender shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Lender has the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Lender shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Lender's rights or the Pledgor Obligations under this Pledge Agreement, or under any other of the Amended Credit Documents or under the Security Agreement.

    25.  Joint and Several Obligations of Pledgors.

         (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lender under the Amended Credit Documents, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

         (b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Pledgor Obligations arising under this Pledge Agreement, the other Amended Credit Documents and the Security Agreement, it being the intention of the parties hereto that all the Pledgor Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

         (c) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

    WHEREFORE, each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.

 BORROWER:                              APPLIED ANALYTICAL INDUSTRIES, INC.,
                                        a Delaware corporation


/s/  Eugene T. Haley                    By: /s/  Frederick D. Sancilio
----------------------------------         -----------------------------------

    Eugene T. Haley                     Name:    Frederick D. Sancilio
----------------------------------           ---------------------------------

    Executive Vice President            Title    Chief Executive Officer
----------------------------------           ---------------------------------


GUARANTORS:
                                        AAI LEARNING CENTER INC.
                                        AAI TECHNOLOGIES, INC.
                                        AAI PROPERTIES, INC.
                                        KANSAS CITY ANALYTICAL SERVICES, INC.
                                        MEDICAL AND TECHNICAL RESEARCH
                                        ASSOCIATES, INC.

                                        By: /s/  Frederick D. Sancilio
                                           -----------------------------------

                                        Name:    Frederick D. Sancilio
                                             ---------------------------------

                                        Title    Chairman of the Board
                                             ---------------------------------


     Accepted and agreed to in Wilmington, North Carolina as of the date first above written.

                                        BANK OF AMERICA, N.A.,
                                        as Lender


                                        By:  /s/  David C. Houston
                                           -----------------------------------

                                        Name:     David C. Houston
                                             ---------------------------------

                                        Title     Vice President
                                             ---------------------------------

                                 Schedule 2(a)


                                       to


                               Pledge Agreement


                            dated as of August _____, 1999


                       in favor of Bank of America, N.A.


                                   as Lender


                                 PLEDGED STOCK



PLEDGOR: APPLIED ANALYTICAL INDUSTRIES, INC.


                                      Number of      Certificate      Percentage
Name of Subsidiary                     Shares          Number          Ownership
------------------                     ------          ------          ---------

AAI Learning Center Inc.                                                 100%

AAI Technologies, Inc.                                                   100%

Kansas City Analytical                                                   100%
Services, Inc.

Medical and Technical                                                    100%
Research Associates, Inc.

AAI Properties, Inc.                                                     100%

                                  Exhibit 4(a)


                                      to


                               Pledge Agreement


                          dated as of August __, 1999


                       in favor of Bank of America, N.A.


                                   as Lender


                            Irrevocable Stock Power



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of__________________________, a _________________________ corporation:



            No. of Shares                               Certificate No.


and irrevocably appoints _____________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.



                                        APPLIED ANALYTICAL INDUSTRIES,
                                               INC.


                                        By:
                                           -----------------------------------

                                        Name:
                                             ---------------------------------

                                        Title
                                             ---------------------------------